Variable Interest Entities	12 Months Ended
Dec. 31, 2016
Variable Interest Entities [Abstract]
Variable Interest Entities
(8)	Variable Interest Entities

PRC laws and regulations place certain restrictions on foreign investment in and ownership of insurance agencies, brokerages and on-line business. Accordingly, the Group used to conduct some of its operations in China through contractual arrangements among its PRC subsidiaries, two PRC affiliated entities and the equity shareholders of these PRC affiliated entities, who are PRC nationals.

In recent years, some rules and regulations governing the insurance intermediary sector in China have begun to encourage foreign investment. The Group has commenced a restructuring which has resulted in obtaining controlling equity ownership in a majority of its affiliated insurance intermediary companies.

In May 2016, the Group had completed its restructuring and all the individual shareholders had transferred their respective equity interest in Shenzhen Dianliang Information Technology Co., Ltd and Shenzhen Xinbao Investment Management Co., Ltd to the subsidiaries of the Company. Thereafter, the Group conducts all of its operations in China through its directly owned subsidiaries.

	As of December 31,
	2015	2016
	RMB	RMB
Total assets	103,740	—
Total liabilities	104,795	—

	Year Ended December 31,
	2014	2015	2016
	RMB	RMB	RMB
Net Revenues	72,645	108,133	33,679
Net loss	(9,636)	(14,554)	(4,598)
Net cash (used in) generated from operating activities	(49,782)	37,943	(11,536)
Net cash generated from (used in) investing activities	14,709	(31,682)	2,601
Net cash generated from financing activities	33,370	—	—